UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900, San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” requires that we report the results of operations of a property that has either been disposed or is classified as held for sale and meets certain other criteria in discontinued operations. In June 2006, we classified 7979 East Tufts Avenue as held for sale and sold the property on July 12, 2006. Accordingly, we are filing this Current Report on Form 8-K to revise our consolidated and combined financial statements for the years ended December 31, 2005, 2004 and 2003 included in our Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) to reflect the reclassification of the results from operations at 7979 East Tufts Avenue as discontinued operations which is summarized as follows (in thousands):

	Year Ended December 31,
	2005	2004	2003
Total revenues	$6,104	$7,147	$1,455
Total expenses	7,091	8,473	1,401

(Loss) income from discontinued operations before minority interests	$(987)	$(1,326)	$54

The reclassification impacts our consolidated and combined statements of operations for the years ended December 31, 2005, 2004 and 2003 included in Part II, Item 8 of the Form 10-K as well as Notes 1, 2, 6, 14 and 15 to such consolidated and combined financial statements. The revised consolidated and combined financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. In addition, we have updated the selected financial data in Part II, Item 6 of the Form 10-K and our management’s discussion and analysis of financial condition and results of operations in Part II, Item 7 of the Form 10-K. The updated selected financial data and management’s discussion and analysis of financial condition and results of operations are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Except as described above, the information presented in this Current Report on Form 8-K does not include any adjustments or updates to any information presented in our consolidated financial statements or elsewhere in the Form 10-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated and Combined Financial Statements.
99.2	Selected Financial Data.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2006

DIGITAL REALTY TRUST, INC.
(Registrant)

By:	/s/ A. William Stein
A. William Stein
Chief Financial Officer, Chief Investment Officer and Secretary

EXHIBITS

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated and Combined Financial Statements.
99.2	Selected Financial Data.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.